UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2011

U.S. BANCORP
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 466-3000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 28, 2011, U.S. Bancorp issued a press release announcing the acquisition by its lead bank, U.S. Bank National Association, of the banking operations of First Community Bank, a subsidiary of First State Bancorporation of Albuquerque, New Mexico, from the Federal Deposit Insurance Corporation. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Additional information regarding this transaction is included in a slide presentation attached hereto as Exhibit 99.2 which is incorporated herein by reference. These slides can also be accessed on U.S. Bancorp’s website at usbank.com by clicking on “About U.S. Bank” and then “Webcasts & Presentations” under the Investor/Shareholder Information heading, which is located at the left side of the bottom of the page.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press release dated January 28, 2011

99.2	Presentation slides dated January 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP
By:	/s/ Lee R. Mitau
Lee R. Mitau
Executive Vice President, General Counsel and Corporate Secretary

Date: January 31, 2011

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated January 28, 2011

99.2	Presentation slides dated January 28, 2011

4